1Q08 Earnings Conference Call May 1, 2008 1 Exhibit 99.2

1Q08 Summary

Net loss of $59MM ($0.50/share)
Refining & Supply loss of $123MM
High cost of crude oil… flat price, transportation and quality differentials… impact on refinery fuel costs
Weak product demand, particularly gasoline
Refinery maintenance activity/downtime… 11 MMB impact
Non-Refining earnings of $84MM
Solid contributions from all businesses

Income (Loss) Before Special Items*, MM$
1Q07 2Q07 3Q07 4Q07 1Q08
Refining & Supply   76 482 171   43 (123)
Non-Refining   36   59   65    9 84
Corp. & Net Fin.   (27)   (32)   (20)   (29) (20)
   Income (Loss)
   Before Special Items
  85
509
216
  23
(59)
EPS (Diluted), Before
Special Items
0.70
4.20
1.81
0.20
(0.50)
3
(59)
23
216
509
85
($100)
$0
$100
$200
$300
$400
$500
$600
* For reconciliation to Net Income (Loss), see slide 14.

Refining & Supply Summary – 1Q08

1Q08 Loss* of $123MM
Weakness in refining margins (particularly gasoline)
Higher crude oil prices and transportation costs
Lower product demand (high prices and slowing
economy)
Operations
Net refinery production of 77 MMB (848 MB/D)
Planned and unplanned maintenance activity reduced
net production by approximately 11 MMB versus record
4Q07
Operating expenses up slightly from 4Q07 (mainly fuel
and utilities)
* Business Unit Net Income (Loss) after tax. For reconciliation to Net Income (Loss), see slide 14.

Northeast Refining Margins

* Northeast 6-3-2-1 Value-Added
Benchmark. For definition, see slide 21.
Realized Margin vs. Benchmark, $/B
1Q07 2Q07 3Q07 4Q07 1Q08
Northeast Refining:
Realized Margin 5.25 12.32 6.35 5.55 3.50
6-3-2-1  VA* 8.16 14.15 8.46 6.99 5.78
Differential (2.91) (1.83) (2.11) (1.44) (2.28)
Marker Capture, %
(realized/marker) 64% 87% 75% 79% 61%
Actual vs.
Benchmark:
Crude (2.24) (1.66) (2.14) (2.40) (2.92)
Product (0.67) (0.17) 0.03 0.96 0.64
Differential (2.91) (1.83) (2.11) (1.44) (2.28)

2.24
1.66
2.14
2.40
2.92
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
1Q07 2Q07 3Q07 4Q07 1Q08
6
Crude Cost vs. Dated Brent +$1.25/B
1Q08 Comments:
Significantly higher transportation
costs
High premiums for West African
light/sweet crudes
0.64
0.96
0.03
(0.17)
(0.67)
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
1Q07 2Q07 3Q07 4Q07 1Q08
Products vs. VA Benchmark, $/B
Northeast Refining Margins
1Q08 Comments:
Favorable production mix versus the
marker (more distillate, less residual
fuel)
Partially offset by rising net cost of
internally produced fuel

MidContinent Refining Margins

Realized Margin vs. Benchmark, $/B
* MidContinent 3-2-1 Benchmark. For definition, see slide 21.
1Q07 2Q07 3Q07 4Q07 1Q08
MidCont Refining:
Realized Margin 11.42 22.14 13.10 7.10 3.21
3-2-1 Benchmark* 11.06 28.30 17.02 7.71 6.12
Differential +0.36 (6.16) (3.92) (0.61) (2.91)
Marker Capture, %
(realized/marker) 103% 78% 77% 92% 52%
Actual vs.
Benchmark:
Crude
(0.36) (2.17) (1.84) (0.30) (1.56)
Product 0.72 (3.99) (2.08) (0.31) (1.35)
Differential +0.36 (6.16) (3.92) (0.61) (2.91)

0.36
2.17
1.84
0.30
1.56
0.00
0.50
1.00
1.50
2.00
2.50
1Q07 2Q07 3Q07 4Q07 1Q08
8
0.72
(3.99)
(2.08)
(0.31)
(1.35)
-5.00
-4.00
-3.00
-2.00
-1.00
0.00
1.00
2.00
1Q07 2Q07 3Q07 4Q07 1Q08
Products vs. Benchmark, $/B Crude Cost vs. WTI +$0.75, $/B
MidContinent Refining Margins
1Q08 Comments:
Higher costs for Canadian sweet
synthetic crude vs. WTI marker
1Q08 Comments:
Lower realizations on products not
directly linked with higher crude oil
prices

210
220
230
240
250
260
Retail Marketing – Earnings of $26MM
Retail gasoline margin expansion in January and March
Volume decline vs. 1Q07
Chemicals – Earnings of $18MM
Margin expansion vs. 4Q07 on moderating feedstock costs
Transfer of refinery-based assets to Refining & Supply
Non-Refining Business Income* - 1Q08
9
* Business Unit Net Income (Loss) after tax. For reconciliation to Net Income (Loss), see slide 14.
Wholesale Gasoline Price, cpg
(87 Regular New York Harbor)
Jan-08
50
52
54
56
58
Dec-07 Jan-08 Feb-08 Mar-08
Propylene Price, cpp
(Refinery Grade)
Feb-08 Mar-08

Retail Marketing – Earnings of $26MM
Retail gasoline margin expansion in January and March
Volume decline vs. 1Q07
Chemicals – Earnings of $18MM
Margin expansion on moderating feedstock costs
Transfer of refinery-based assets to Refining & Supply
Logistics – Earnings of $15MM
Record quarter for Sunoco Logistics Partners L.P.
(NYSE: SXL)
Coke – Earnings of $25MM
Higher price realizations from coal and coke production at
Jewell operations
New growth projects recently announced
* Business Unit Net Income (Loss) after tax. For reconciliation to Net Income (Loss), see slide 14.
Non-Refining Business Income* - 1Q08

Haverhill, Ohio 2
550 Mtons coke and 46 MW net power generation annually
Estimated cost of approximately $250MM*
Expected to be operational in 2H08
Estimated annual net income contribution of $25MM
Granite City, Illinois
650 Mtons coke annually to U.S. Steel
Estimated cost of approximately $300MM*
Groundbreaking May 5… expected to be operational 4Q09
Estimated annual net income contribution of $25-30MM
Middletown, Ohio
550 Mtons coke and 46 MW net power generation annually to
AK Steel
Estimated cost of approximately $350MM*
Construction to begin upon receipt of necessary permits and
available economic incentives
Estimated annual net income contribution of $35-40MM
Coke Project Update
* Includes capitalized interest.

2Q08 Outlook

Refining & Supply
Premiums on crude oil purchases remain high but refining
margins starting to improve as we approach summer
driving season
2Q08 refinery utilization expected to be approximately
90-95% of capacity
Non-Refining Businesses
Retail gasoline and chemical margins squeezed on
increases in feedstock costs
Coke and Logistics earnings relatively stable versus 1Q08

Appendix 13

Earnings Profile

1Q07 2Q07 3Q07 4Q07 1Q08
Net Income (Loss) (MM$ after tax):
Refining & Supply
76 482 171 43 (123)
Retail Marketing
7 30 31 1 26
Chemicals
9 6 13 (2) 18
Logistics
9 10 14 12 15
Coke
11 13 7 (2) 25
Corporate Expenses
(15) (18) (11) (23) (17)
Net Financing Expenses & Other
(12) (14) (9) (6) (3)
Income(Loss) Before Special Items
85 509 216 23 (59)
Special Items
90 - - (32) -
Total Net Income (Loss) 175 509 216 (9) (59)
EPS (Diluted), Income (Loss) Before
Special Items 0.70 4.20 1.81 0.20 (0.50)
EPS (Diluted), Net Income (Loss)
1.44 4.20 1.81 (0.08) (0.50)

Key Margin Indicators

1Q07 2Q07 3Q07 4Q07 1Q08
Refining & Supply, $/B
Realized Northeast 5.25 12.32 6.35 5.55 3.50
Realized MidContinent 11.42 22.14 13.10 7.10 3.21
Realized Total R&S 6.98 14.70 8.06 5.95 3.43
Retail Marketing, cpg
Gas oline 8.3 10.1 11.1 7.7 11. 1
Distillate 16.3 9.5 8.1 13.3 17.0
Chemicals, cpp
Phenol and Related 8.8 8.5 8.7 7.9 9.2
Polypropylene 12.7 11.4 11.7 10.4 12.5
Total Chemicals 10.5 9.7 10.0 8.9 10. 6
Dated Brent Crude Oil, $/B 57.28 68.77 74.84 88.69 96.90
Natural Gas, $/DT 7.18 7.65 6.24 7.39 8.75

Key Volume Indicators

1Q07 2Q07 3Q07 4Q07 1Q08
Refining & Supply
Northeast:
Crude Throughputs, MB/D 539 614 643 647 570
% Capacity 82 94 98 99 87
Net Prod. Available for Sale, MB/D 599 671 703 716 633
MidContinent:
Crude Throughputs, MB/D 223 205 230 236 208
% Capacity 91 84 90 93 82
Net Prod. Available for Sale, MB/D 232 215 240 246 215
Total Refining & Supply:
Crude Throughputs, MB/D 762 819 873 883 778
% Capacity 85 91 96 97 85
Net Prod. Available for Sale, MB/D 831 886 943 962 848
Net Prod. Available for Sale, MMB 75 81 87 88 77

Refining & Supply - Gasoline and Distillate Production

1Q07 2Q07 3Q07 4Q07 1Q08
Northeast
Gasoline Production, MB/D 289.3 327.8 342.7 344.8 294.2
RFG 51% 52% 53% 55% 56%
Conventional 49% 48% 47% 45% 44%
Distillate Production, MB/D 210.1 231.0 249.8 259.7 228.4
On-Road Diesel Fuel 55% 61% 57% 55% 51%
Heating Oil / Off-Road Diesel 25% 23% 27% 28% 31%
Jet Fuel 16% 14% 14% 15% 15%
Kerosene/Other 4% 2% 2% 2% 3%
MidContinent
Gasoline Production, MB/D 112.1 110.3 114.2 114.8 99.3
RFG 0% 0% 0% 0% 0%
Conventional 100% 100% 100% 100% 100%
Distillate Production, MB/D 75.3 66.3 79.2 85.4 70.2
On-Road Diesel Fuel 38% 40% 35% 35% 23%
Heating Oil / Off-Road Diesel 28% 24% 25% 26% 32%
Jet Fuel 34% 36% 40% 39% 45%
Kerosene/Other 0% 0% 0% 0% 0%
Total Refining & Supply
Gasoline Production, MB/D 401.4 438.1 456.9 459.6 393.5
RFG 37% 39% 40% 41% 42%
Conventional 63% 61% 60% 59% 58%
Distillate Production, MB/D 285.4 297.3 329.0 345.1 298.6
On-Road Diesel Fuel 51% 56% 52% 50% 44%
Heating Oil / Off-Road Diesel 26% 23% 26% 28% 32%
Jet Fuel 21% 19% 20% 21% 22%
Kerosene/Other 2% 2% 2% 1% 2%

Key Volume Indicators

1Q07 2Q07 3Q07 4Q07 1Q08
Retail Marketing
Gasoline Sales, MM gal 1,131 1,175 1,170 1,138 1,070
Middle Distillate Sales, MM gal
177 152 144 149 145
Total Sales, MM gal 1,308 1,327 1,314 1,287 1,215
Gasoline and Diesel Throughput
(Company-owned or leased outlets)
(M gal/Site/Month) 142 152 154 152 146
Merchandise Sales (M$/Store/Month) 76 87 91 85 82
Chemicals
Phenol and Related Sales, MM# 592 644 633 639 599
Polypropylene Sales, MM# 548 576 623 550 569
Other Sales, MM# 20 22 19 19 24
Total, MM# 1,160 1,242 1,275 1,208 1,192
Coke
Production, M tons:
United States 611 620 621 617 613
Brazil 32 237 403 419 388

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000
10.4    144 13.87
2001
21.4    393 18.32
2002
  --      -- --
2003
  5.8    136 23.36
2004
15.9    568 35.68
2005
  6.7    435 64.57
2006
12.2    871 71.13
2007
  4.0    300 75.35
1Q08
  0.8      49 63.27
   Total
77.2 2,896 37.46
At 3/31/08:
Shares O/S = 116.9MM
Remaining Authorization = $600MM

Financial Ratios
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08
Total Debt (GAAP Basis) 2,086 1,973 2,039 1,728 1,686
Plus: Debt Guarantees 5 4 3 3 3
Less: Cash 222 240 263 648 347
Net Debt (Revolver Covenant Basi s) 1,869 1,737 1,779 1,083 1,342
Shareholders’ Equity (GAAP Basis) 2,159 2,576 2,566 2,533 2,367
SXL * Minority Interest 349 348 353 356 359
Equity (Revolver Covenant Basis) 2,508 2,924 2,919 2,889 2,726
Debt / Capital (GAA P Basis) 49% 43% 44% 41% 42%
Net Debt / Capital **
(Revolver Covenant Basis)
43% 37% 38% 27% 33%

Sunoco Refinery Benchmark Margins

MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q07 2Q07 3Q07 4Q07 1Q08
Northeast Refining:
   6-3-2-1 Value-Added
Benchmark
8.16
14.15
8.46
6.99
5.78
1Q07 2Q07 3Q07 4Q07 1Q08
MidContinent Refining:
   3-2-1 Benchmark 11.06 28.30 17.02 7.71 6.12

For More Information 22 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s First Quarter 2008 earnings conference call held on May 1, 2008 at 3:00 p.m. ET.  You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#42012779.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2007, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.